SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  April 20, 2005


                             PHASE III MEDICAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  --------------------------------------------
                 (State or other jurisdiction of incorporation)


               0-10909                                          22-2343568
       ----------------------                              ---------------------
       Commission File Number                                  IRS Employer
                                                             Identification No.




           330 SOUTH SERVICE ROAD, SUITE 120, MELVILLE, NEW YORK  11747
      ---------------------------------------------------------------------
               (Address of principal executive offices)         (Zip Code)



                                  631-574-4955
                          -----------------------------
                          Registrant's Telephone Number


             -------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

Item 3.02.  Unregistered Sales of Equity Securities.

          On April 20, 2005, Phase III Medical, Inc., a Delaware corporation (the "Company"), and Catherine M. Vaczy, the Company's recently appointed Executive Vice President and General Counsel (see below), entered into a stock purchase agreement (the "Stock Purchase Agreement"), pursuant to which the Company sold to Ms. Vaczy 1,666,666 shares of common stock, par value $0.001 per share, of the Company ("Common Stock") in exchange for $100,000. Pursuant to the Stock Purchase Agreement, for a period of 90 days from the date of the Stock Purchase Agreement, Ms. Vaczy has the right to purchase up to an additional
$200,000 of Common Stock at a per share price equal to 85% of the average closing price of one share of Common Stock on the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board (the "Bulletin Board") (or other similar exchange or association on which the Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date of Ms. Vaczy's notice exercising the option; provided, however, that if the Common Stock is not then quoted on the Bulletin Board or otherwise listed or quoted on an exchange or association, the price shall be the fair market value of one share of Common Stock as of the date of issue as determined in good faith by the Board of Directors of the Company; and further provided, that in no event shall the price be less than $.06.

          Also on April 20, 2005, Ms. Vaczy loaned to the Company the sum of $100,000 and accepted from the Company a promissory note (the "Note"). The Note bears interest at a rate of 15% and matures on April 20, 2006. Ms. Vaczy has the option to convert the Note into shares of Common Stock at any time up until the 90th day after the date of the Note at a per share price equal to 85% of the average closing price of one share of Common Stock on the Bulletin Board (or other similar exchange or association on which the Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date of Ms. Vaczy's notice; provided, however, that if the Common Stock is not then quoted on the Bulletin Board or otherwise listed or quoted on an exchange or association, the price shall be the fair market value of one share of Common Stock as of the date of issue as determined in good faith by the Board of Directors of the Company; and further provided, that in no event shall the price be less than $.06. Following the 90th day after the date of the Note, Ms. Vaczy is obligated, at any time prior to the date of maturity of the Note, to convert the Note into shares of Common Stock unless Ms. Vaczy shall have provided to the Company a notice terminating her employment with the Company pursuant to her Letter Agreement with the Company (see below).

          Pursuant to Ms. Vaczy's Letter Agreement with the Company, on the Commencement Date she was granted an option to purchase 150,000 shares of Common Stock (the "Option") pursuant to the Company's 2003 Equity Participation Plan (the "2003 EPP"). The Option is an Incentive Stock Option pursuant to Section 422 of the Internal Revenue Code of 1986, as amended and is represented by an Incentive Stock Option Agreement. The Option has an exercise price equal to $.10 per share and vests and becomes exercisable as to 50,000 shares on each of the first, second and third year anniversaries of the Commencement Date and remains exercisable as to any vested portion thereof in accordance with the terms of the 2003 EPP and the Incentive Stock Option Agreement. In the event Ms. Vaczy's employment with the Company is terminated prior to the end of its term by the Company without cause or by Ms. Vaczy for good reason the option shall vest and become immediately exercisable in its entirety and remain exercisable in accordance with its terms.

          The offer and sale by the Company of the securities described above were made in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for transactions by an issuer not involving a public offering. The offer and sale of such securities were made without general solicitation or advertising and with representations by the investors that they were "accredited investors," as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

          The  description  of the sale of the securities set forth in this Item
3.02 does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, the Note and the Stock Option Agreement, attached hereto as Exhibit 10.1, Exhibit 10.2 and 10.4, respectively, and incorporated by this reference.



Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          On April 25, 2005, the Company issued a press release pursuant to which it announced the appointment of Catherine M. Vaczy, as its Executive Vice President and General Counsel, effective as of April 20, 2005 (the "Commencement Date").

          Prior to joining the Company, Ms. Vaczy, 43, was Vice President and Associate General Counsel of ImClone Systems Incorporated, a publicly traded company developing a portfolio of targeted biologic treatments to address the medical needs of patients with a variety of cancers. While at ImClone, Ms. Vaczy served as a key advisor in the day-to-day operation of the company and helped forge a number of important strategic alliances, including a $1 billion co-development agreement for Erbitux(R), the company's targeted therapy currently approved for the treatment of metastatic colorectal cancer. Prior to this, Ms. Vaczy served as a corporate attorney advising clients in the life science industries at the New York City law firm of Ross & Hardies.

          On the Commencement Date, the Company entered into a letter agreement (the "Letter Agreement") with Ms. Vaczy, pursuant to which the Company appointed Ms. Vaczy as its Executive Vice President and General Counsel. Subject to the terms and conditions of the Letter Agreement, the term of Ms. Vaczy's employment in such capacity will be for a period of three (3) years from the Commencement Date (the "Term").

          In consideration for Ms. Vaczy's services under the Letter Agreement, Ms. Vaczy will be entitled to receive an annual salary of $155,000 during the first year of the Term, a minimum annual salary of $170,500 during the second year of the Term, and a minimum annual salary of $187,550 during the third year of the Term. Ms. Vaczy and the Company have agreed that from the Commencement Date until the 90th day thereafter (the "Initial 90 Day Period"), Ms. Vaczy's salary will be paid to her at a rate of 50% of the annual rate and accrue as to the remainder. At the end of the Initial 90 Day Period, and at the end of each additional 90 day period thereafter, whether to continue to accrue salary at this rate and provision for payment of accrued amounts will be discussed in good faith. Payment of accrued salary may be made in cash, or, upon mutual agreement, shares of Common Stock. Any shares of Common Stock issued in payment of accrued salary shall have a per share price equal to the average closing price of one share of Common Stock on the Bulletin Board (or other similar exchange or association on which the Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date of issue of such shares; provided, however, that if the Common Stock is not then quoted on the Bulletin Board or otherwise listed or quoted on an exchange or association, the price shall be the fair market value of one share of Common Stock as of the date of issue as determined in good faith by the Board of Directors of the Company. The number of shares of Common Stock for any issuance in payment of accrued salary shall be equal to the quotient of the amount of the accrued salary divided by the price. The shares issued will be subject to a one-year lock of up as of the date of each grant and shall be registered with the Securities and Exchange Commission on a Registration Statement on Form S-8.

          In the event Ms. Vaczy's employment is terminated prior to the end of the Term for any reason, earned but unpaid cash compensation and unreimbursed expenses due as of the date of such termination will be payable in full. In addition, in the event Ms. Vaczy's employment is terminated prior to the end of the Term for any reason other than by the Company with Cause or Ms. Vaczy without Good Reason, Ms. Vaczy or her executor of her last will or the duly authorized administrator of her estate, as applicable, will be entitled in the event the employment termination date is after April 20, 2006, to receive severance payments equal to Ms. Vaczy's then one year's salary, paid in accordance with the Company's standard payroll practices for executives of the Company and (ii) in the event the employment termination date is before April 20, 2006 but after October 20, 2005, to receive severance payments equal to one-sixth of Ms. Vaczy's then one year's salary, paid in accordance with the Company's standard payroll practices for executives of the Company. In addition, in the event Ms. Vaczy's employment is terminated prior to the end of the Term by the Company without Cause or by Ms. Vaczy for Good Reason, the Option (as defined below) shall vest and become immediately exercisable in its entirety and remain exercisable in accordance with its terms. No other payments shall be made, nor benefits provided, by the Company in connection with the termination of employment prior to the end of the Term, except as otherwise required by law.

          The description of the terms and conditions of Ms. Vaczy's employment with the Company set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Letter Agreement attached hereto as Exhibit 10.3 and incorporated by this reference. Reference is also made to the press release issued by the Company on April 25, 2005, the text of which is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

            Exhibit 10.1. Stock Purchase Agreement, dated April 20, 2005, between Phase III Medical, Inc. and Catherine M. Vaczy

            Exhibit 10.2. Promissory Note made by the Company in favor of Catherine M. Vaczy

            Exhibit 10.3. Letter Agreement, dated April 20, 2005, between Phase III Medical, Inc. and Catherine M. Vaczy

            Exhibit 10.4. Stock Option Agreement dated April 20, 2005, between Phase III Medical, Inc. and Catherine M. Vaczy

            Exhibit 99.1.     Press Release dated April 25, 2005

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              PHASE III MEDICAL, INC.



                                          By: /s/ Mark Weinreb
                                              ----------------------------------
                                                  Mark Weinreb
                                                  President and CEO

Dated:  April 25, 2005

                                  EXHIBIT INDEX
                                  -------------


            Exhibit 10.1. Stock Purchase Agreement, dated April 20, 2005, between Phase III Medical, Inc. and Catherine M. Vaczy

            Exhibit 10.2. Promissory Note made by the Company in favor of Catherine M. Vaczy

            Exhibit 10.3. Letter Agreement, dated April 20, 2005, between Phase III Medical, Inc. and Catherine M. Vaczy

            Exhibit 10.4. Stock Option Agreement dated April 20, 2005, between Phase III Medical, Inc. and Catherine M. Vaczy

            Exhibit 99.1.     Press Release dated April 25, 2005

                                                                    Exhibit 10.1


                             PHASE III MEDICAL, INC.

                            STOCK PURCHASE AGREEMENT

     This STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of April 20, 2005, is by and between Phase III Medical, Inc., a Delaware corporation (the "Company"), and Catherine M. Vaczy (the "Investor").

     WHEREAS, the Company desires to issue and sell to the Investor, and the Investor desires to purchase from the Company, shares of common stock, $0.001 par value per share, of the Company (the "Common Stock"), upon and subject to the terms and conditions hereinafter set forth.

     NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements of the parties set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1.   Purchase and Sale of the Shares.

          1.1. Agreement to Sell and Purchase Shares. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Investor and the Investor agrees to purchase from the Company, at the Closing (as defined below), an aggregate of 1,666,666 shares of Common Stock (the "Shares"), at a per share purchase price (the "Per Share Purchase Price") equal to $.06 for an aggregate purchase price of $100,000 (the "Purchase Price"), payable by check at the Closing.

          1.2. Delivery of Shares; Legend.

               (a) As soon as reasonably practicable after the Closing, the Company shall deliver to the Investor one or more certificates, registered in the name of the Investor, representing the Shares.

               (b) The certificates representing the Shares delivered pursuant to Section 1.2(a), and any securities and any shares issued pursuant to Section 1.4 hereof, shall bear a legend in substantially the following form:

                    "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."


          1.3.  Closing.  The   closing  (the  "Closing")  of  the  transactions
contemplated by this Agreement shall take place on the date hereof at the offices of the Company or such other place as the parties may agree.

          1.4 Option to Purchase Additional Shares. For a period of 90 days, commencing with the date of this Stock Purchase Agreement, Investor has the right to purchase from the Company up to an additional $200,000 of Common Stock at a per share price equal to 85% of the average closing price of one share of Common Stock on the National Association of Securities Dealers, Inc.
Over-the-Counter Bulletin Board (the "Bulletin Board") (or other similar exchange or association on which the Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date of Investor's notice exercising the option hereunder; provided, however, that if the Common Stock is not then quoted on the Bulletin Board or otherwise listed or quoted on an exchange or association, the price shall be the fair market value of one share of Common Stock as of the date of issue as determined in good faith by the Board of Directors of the Company; and further provided, that in no event shall the price be less than $.06.

     2.   Representations, Warranties and Covenants of the Investor.

          2.1. Authorization; Enforceability. The Investor is (i) a bona fide resident of the state contained in the address set forth on the signature page as the Investor's home address, (ii) at least 21 years of age and (iii) legally competent to execute this Agreement. This Agreement has been duly executed and delivered by the Investor and, assuming the due authorization, execution and delivery of this Agreement by the other party hereto, constitutes the legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or general laws of applicability affecting creditors' rights generally and to general equitable principles.

          2.2. No Conflict. The execution, delivery and performance by the Investor of this Agreement will not result in the violation by the Investor of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Investor is bound, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Investor is a party or by which she is bound or to which any of her properties or assets is subject.

          2.3. Consents. No consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Investor in connection with the authorization, execution, delivery and performance by the Investor of this Agreement.

          2.4.  Investment Representations.

               (a) The Investor hereby represents and warrants to the Company that the Investor is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Specifically, the Investor certifies that (initial all appropriate spaces on the following pages):

                /s/ CMV (1) The Investor is an accredited investor because --------- she has an individual net worth, or with her (Initial) spouse has a joint net worth, in excess of
                              $1,000,000.  For  purposes of this  Agreement,
                              "net worth" means  the excess of  total assets
                              at fair  market value,  including  home,  home
                              furnishings   and  automobiles,   over   total
                              liabilities.

                _________ (2) The Investor is an accredited investor because (Initial) she has individual income (exclusive of any income attributable to her spouse) of more than $200,000 in each of the past two years, or joint income with her spouse in excess of $300,000 in each of those years, and such investor reasonably expects to reach the same income level in the current year.

                _________ (3) The Investor is an accredited investor because
                (Initial)     she  is  a  director,   executive  officer  or
                              managing member of the Company.

               (b) The Investor hereby certifies that she is not a non-resident alien for purposes of income taxation (as such term is defined in the Internal Revenue Code of 1986, as amended, and Income Tax Regulations). The Investor hereby agrees that if any of the information in this Section 2.4(b) changes, the Investor will notify the Company within 60 days thereof. The Investor understands that the information contained in this Section 2.4(b) may be disclosed to the Internal Revenue Service by the Company and that any false statement contained in this Section 2.4(b) could be punished by fine, imprisonment or both.

         (c) The Investor will not sell or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that she must bear the economic risk of her investment for an indefinite period of time because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of such states or an exemption from such registration is available. The Investor understands that, except as provided herein, the Company is under no obligation to register the Shares on her behalf or to assist her in complying with any exemption from such registration under the Securities Act, except that if any sale proposed by the Investor is exempt from registration, the Company will cause its counsel, at the Company's expense, to provide an appropriate opinion to that effect to the Company's transfer agent. It also understands that sales or transfers of the Shares are further restricted by state securities laws. The Investor further understands that the Company is not registered as an investment company under the Investment Company Act of 1940, as amended (the Investment Company Act").

          (d) The Investor acknowledges that in making a decision to subscribe for the Shares, the Investor has relied solely upon independent investigations made by the Investor and the representations contained herein. The Investor understands the business objectives and policies of, and the strategies which may be pursued by, the Company. The Investor's investment in the Shares is consistent with the investment purposes and objectives and cash flow requirements of the Investor and will not adversely affect the Investor's overall need for diversification and liquidity. The Investor acknowledges that she is not subscribing pursuant hereto for any Shares as a result of or subsequent to (a) any advertisement, article, notice or other communications published on-line, in any newspaper, magazine or similar media or broadcast over television or radio, or (b) any seminar or meeting whose attendees, including the Investor, had been invited as a result of, subsequent to or pursuant to any of the foregoing.

          (e) The Investor has not reproduced, duplicated or delivered this Agreement to any other person, except professional advisors to the Investor or as instructed by the Company.

          (f) The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the Investor's investment in the Shares and is able to bear such risks, and has obtained, in the Investor's judgment, sufficient information from the Company or its authorized representatives to evaluate the merits and risks of such investment. The Investor has evaluated the risks of investing in the Shares and has determined that the Shares is a suitable investment for the Investor.

          (g) The Investor can afford a complete loss of the investment in the Shares.

          (h) The Investor is acquiring the Shares subscribed for herein for her own account, for investment purposes only and not with a view to distribute or resell such Shares in whole or in part.

          (i) The Investor agrees and is aware that:

               (1) the Company has a limited operating history under its current business plan;

               (2) no federal or state agency has passed upon the Shares or made any findings or determination as to the fairness of this investment; and

               (3) there are substantial risks of loss of investment incidental to the purchase of the Shares.

          (j) The Investor and her advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Shares, which have been requested by the Investor. The Investor and her advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries. Except as set forth in this Agreement, the Company has made no representation or warranty on which the Investor has relied to enter into this Agreement and acquire the Shares.

          (k) The Investor does not have a present intention to sell the Shares nor a present arrangement or intention to effect any distribution of any of the Shares to or through any person or entity for purposes of selling, offering, distributing or otherwise disposing of any of the Shares.

          (l) The Investor understands that the net proceeds to the Company from this subscription will be used by the Company for general operating expenses.

     2.5. Brokers. There is no broker, investment banker, financial advisor, finder or other person which has been retained by or is authorized to act on behalf of the Investor who is entitled to any fee or commission in connection with the execution of this Agreement.

3.   Representations, Warranties and Covenants of the Company


     3.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not reasonably be expected to have a material adverse effect upon the business, financial condition, properties, or operations of the Company taken as a whole (a "Material Adverse Effect").

     3.2 Shares. All of the issued and outstanding shares of the Company's Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. The Shares to be sold pursuant to this Agreement and issued upon exercise of the option granted to Investor in connection with Investor's employment with the Company have been duly and validly authorized, and when issued and paid for in accordance with the terms of this Agreement and the applicable option agreement, will be duly and validly issued, fully paid and non-assessable.

     3.3 Corporate Authority. The Company has all the requisite power and authority to carry on its business as now conducted.

     3.4 Authorization; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other party hereto, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the effects of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or general laws of applicability affecting creditors' rights generally and to general equitable principles.

     3.5 No Conflict. The execution, delivery and performance by the Company of this Agreement (i) will not result in the violation by the Company of any law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, and will not conflict with, or result in a breach or violation of, any of the terms or provisions of, or constitute (with due notice or lapse of time or both) a default under, any lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the Company's properties or assets are subject, and (ii) will not violate any provision of the certificate of incorporation, by-laws or other organizational documents of the Company.

     3.6 Consents. No consent, approval, authorization or other order of any governmental authority or other third party is required to be obtained by the Company in connection with the authorization, execution, delivery and performance by the Company of this Agreement, including without limitation, the issue and sale of the Shares, except filings as may be required to be made by the Company with: (i) the Securities and Exchange Commission (the "Commission"), and (ii) state blue sky or other securities regulatory authorities.

     3.7 No Actions. There are no judicial, administrative or governmental actions, suits, investigations or proceedings (collectively, "Legal Proceedings") pending or to the knowledge of the Company, threatened to which the Company is or may be a party or which property owned or leased by the Company is or may be the subject, which, individually or in the aggregate, which are reasonably likely to result in a Material Adverse Effect. The Company is not a party to or subject to the provisions of any material injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body.

     3.8 No Material Change. Since the filing with the Commission of the Company's Annual Report on Form 10-K for the year ended December 31, 2004 (the "2004 Form 10-K"), except as disclosed in subsequent filings made with the Commission, the Company has not incurred or sustained any event or change that has had a Material Adverse Effect.

     3.9 Investment Company Act. The Company does not believe, after reasonable inquiry, that it is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act, and neither the sale of the Shares nor the transactions contemplated herein will cause the Company to become an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act.

     3.10 Accuracy of Disclosure. The information contained in the Company's 2004 Form 10-K, as of the date of the Form 10-K, and in all subsequent filings made with the Commission, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

4. Indemnification. The Investor agrees to indemnify and hold harmless the Company, and its managers, officers, directors, employees, agents and shareholders, and each other person, if any, who controls or is controlled by the Company, within the meaning of Section 15 of the Securities Act, against any and all loss, liability, claim, damage, cost and expense whatsoever (including, but not limited to, legal fees and disbursements and any and all other expenses whatsoever incurred in investigating, preparing for or defending against any litigation, arbitration proceeding, or other action or proceeding, commenced or threatened, or any claim whatsoever) arising out of or in connection with, or based upon or resulting from the inaccuracy of any representation or warranty made by Investor herein. The Company agrees to indemnify and hold harmless the Investor, against any and all loss, liability, claim, damage, cost and expense whatsoever (including, but not limited to, legal fees and disbursements and any and all other expenses whatsoever incurred in investigating, preparing for or defending against any litigation, arbitration proceeding, or other action or proceeding, commenced or threatened, or any claim whatsoever) arising out of or in connection with, or based upon or resulting from the inaccuracy of any representation or warranty made by the Company herein.

5. Registration Rights. The Company agrees that it will provide Investor with the opportunity to have the resale of the Shares, any additional shares purchased by Investor (i) pursuant to Section 1.4 hereof, and (ii) upon any conversion of the Promissory Note dated on or about the date hereof and accepted by Investor from the Company, on any registration statement filed with the Commission, so long as the inclusion of such shares on such registration statement is permissible by the rules and regulations of the Commission and is not objected to by any underwriter in an underwritten public offering.

6.   Miscellaneous.

     6.1. Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or when mailed by certified or registered mail, return receipt requested and postage prepaid, and addressed to the address of such party set forth below or to such changed address as such party may have fixed by written notice to the other given in accordance with this Section 5.1; provided, however, that any notice of change of address shall be effective only upon receipt:

If to the Company:

Phase III Medical, Inc.
330 South Service Road, Suite 120
Melville, NY 11747
Attn: Mark Weinreb, President and CEO

If to the Investor:

Catherine M. Vaczy
140 East 28th Street
Apartment #11C
New York, New York  10016


     6.2. Entire Agreement; Amendment. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them. This Agreement may be amended only by mutual written agreement of the Company and the Investor. No course of dealing between or among any persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any person under or by reason of this Agreement.

     6.3. Successors and Assigns. This Agreement shall be binding upon the Investor and her heirs, legal representatives, successors, and permitted assigns and shall inure to the benefit of the Company and its successors and assigns. The Investor shall not assign any of its obligations hereunder without the prior written consent of the Company.

     6.4. Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to its choice of law provisions.

     6.5. Jurisdiction. The Investor hereby irrevocably agrees that any suit, action or proceeding with respect to this Agreement and any or all transactions relating hereto and thereto may be brought in U.S. federal and state courts in the State of New York. The Investor hereby irrevocably submits to the jurisdiction of such courts with respect to any such suit, action or proceeding and agrees and consents that service of process as provided by U.S. federal and New York law may be made upon the Investor in any such suit, action or proceeding brought in any of said courts, and may not claim that any such suit, action or proceeding has been brought in an inconvenient forum. The Investor hereby further irrevocably consents to the service of process out of any of the aforesaid courts, in any such suit, action or proceeding, by the mailing of copies thereof, by certified or registered mail, return receipt requested, addressed to the Investor at the address of the Investor then appearing on the records of the Company. Nothing contained herein shall affect the right of the Company to commence any action, suit or proceeding or otherwise to proceed against the Investor in any other jurisdiction or to serve process upon the Investor in any manner permitted by any applicable law in any relevant jurisdiction.

     6.6. Additional Information and Subsequent Changes to Representations.

          (a) The Company may request from time to time such information as it may deem necessary to determine the eligibility of the Investor to hold Stock or to enable the Company's compliance with applicable regulatory requirements or tax status, and the Investor shall provide such information as may reasonably be requested.

          (b) The Investor agrees that at any time in the future at which the Investor may acquire additional shares of Common Stock, the Investor shall be deemed to have reaffirmed, as of the date of such acquisition of additional shares of Common Stock, each and every representation made by the Investor in this Agreement, except to the extent modified in writing by the Investor and consented to by the Company.

     6.7. Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid or unenforceable provision unless the provision held invalid shall substantially impair the benefit of the remaining portion of this Agreement.

     6.8. Headings. The headings of the sections hereof are inserted as a matter of convenience and for reference only and in no way define, limit or describe the scope of this Agreement or the meaning of any provision hereof.

              6.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto to the same extent as if delivered personally.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above under penalties of perjury.

                                              COMPANY:

                                              PHASE III MEDICAL, INC.


                                              By: /s/ Mark Weinreb
                                                 -------------------------------
                                              Name:   Mark Weinreb
                                              Title:  President and CEO


                                              INVESTOR:

                                              /s/ Catherine M. Vaczy
                                              ----------------------------------
                                              Catherine M. Vaczy

                                              Address: 140 East 28th Street
                                                       Apartment #11C
                                                       New York, New York 10016

                                                                    Exhibit 10.2




THIS PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."


                                 PROMISSORY NOTE
                                 ---------------


$100,000                                                          April 20, 2005


FOR VALUE RECEIVED, Phase III Medical, Inc., a Delaware corporation, ("Maker") promises to pay to Catherine M. Vaczy, ("Payee"), in lawful money of the United States of America, the principal sum of One Hundred Thousand Dollars ($100,000.00 ), together with interest thereon accruing at an annual rate equal to 15%, in the manner provided below. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.


1.   PAYMENTS

     1.1  Principal and Interest.

     Interest on the unpaid principal amount shall be payable monthly in arrears until the entire principal amount shall be paid in full. Subject to Section 1.3, all principal and accrued interest shall be paid in full on April 20, 2006 (12 months after the date of issuance of this Note).

     1.2  Manner of Payment

     All payments of principal and interest on this Note shall be made by check to the order of Catherine M. Vaczy at 140 East 28th Street, #11C, New York, New York 10016 or at such other place in the United States of America as Payee shall designate to Maker in writing. If any payment of principal or interest on this
Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day. "Business Day" means any day other than a Saturday, Sunday or legal holiday in the State of New York.

     1.3  Conversion of Note

     At any time up until the 90th day after the date of this Note, Payee has the option to convert the principal amount, or any portion thereof, into that number of shares of Maker's common stock, $.01 par value (the "Common Stock") equal to the quotient of the principal amount being converted divided by 85% of the average closing price (the "Price") of one share of Common Stock on the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board (the "Bulletin Board") (or other similar exchange or association on which the Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date of notice of such conversion; provided that in no event shall the Price be less than $.06. If the Common Stock is not then quoted on the Bulletin Board or otherwise listed or quoted on an exchange or association, the Price shall be the fair market value of one share of Common Stock as of the date of issue as determined in good faith by the Board of Directors of the Company. Following the 90th day after the date of this Note, Payee shall become obligated, at any time prior to the date of maturity of the Note, to convert the principal amount, or any remaining portion thereof, into shares of Common Stock on the same terms set forth herein unless Payee shall have provided to the Company a notice terminating Payee's employment with Maker pursuant to the Letter Agreement dated on or about the date of this Note and entered into between Payee and Maker.

     1.3  Prepayment

     Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment. Any partial prepayments shall be applied first to accrued interest and then to principal.

2.   DEFAULTS

     2.1  Events of Default

     The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder ("Event of Default"):

          (a) If Maker shall fail to pay when due any payment of principal or interest on this Note.

          (b) If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a "Bankruptcy Law"), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against it in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

          (c If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for the Maker or substantially all of the Maker's properties; or (iii) orders the liquidation of the Maker, and in each case the order is not dismissed within 90 days.

          (d) If Maker breaches any of its obligations to Payee under the Letter Agreement entered into between Payee and Maker and dated on or about the date of this Note.


     2.2  Remedies

     Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable, and (ii) exercise all and any rights and remedies available to it under applicable law, including, without limitation, the right to collect from maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee's exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys' fees and expenses.

3.   REPRESENTATIONS BY PAYEE

     Payee represents and warrants to Maker as follows:

     (a) Payee has received and examined all information, including financial statements, of or concerning Maker which Payee considers necessary to making an informed decision regarding this Note. In addition, Payee has had the opportunity to ask questions of, and receive answers from, the officers and agents of Maker concerning Maker and to obtain such information, to the extent such persons possessed the same or could acquire it without unreasonable effort or expense, as Payee deemed necessary to verify the accuracy of the information referred to herein.

     (b) The Payee acknowledges and understands that (i) the Maker will use the proceeds of this Note in its establishment of new business operations; (ii) the proceeds of this Note will not be sufficient to provide Maker with the necessary funds to achieve its current business plan; (iii) the Maker does not have sufficient cash available to repay this Note; (iv) this Note will not be guaranteed nor will it be secured by any assets of Maker nor senior to any other indebtedness of Maker; and (v) Payee bears the economic risk of never being repaid on this Promissory Note.

     (c) The Payee hereby certifies that Payee is an "Accredited Investor" (as that term is defined by Regulation D under the Securities Act of 1933, as amended) because at least one of the following statements is applicable to
Payee:

          (i) Payee is an Accredited Investor because the Payee had individual income of more than $200,000 in each of the two prior calendar years and reasonably expects to have individual income in excess of $200,000 during the current calendar year.

          (ii) The Payee is an Accredited Investor because the Payee and his spouse together had income of more than $300,000 in each of the two prior calendar years and reasonably expect to have joint income in excess of $300,000 during the current calendar year.

          (iii) The Payee is an Accredited Investor because the Payee has an individual net worth, or the Payee and his spouse have a joint net worth of more than $1,000,000.

     (d) Payee is acquiring this Note for Payee's own account, for investment purposes only, and not with a view to the resale or distribution of all or any part thereof.

     (e) Payee acknowledges that this Note and the shares issuable upon conversion of the Note (i) have not been registered under applicable securities laws, (ii) will each be a "restricted security" as defined in applicable securities laws, (iii) have been issued in reliance on the statutory exemptions from registration contemplated by applicable securities laws based (in part) on the accuracy of Payee's representations contained herein, and (iv) will not be transferable without registration under applicable securities laws, unless an exemption from such registration requirements is available.

     (f) Payee has reviewed Maker's (i) Annual Report on Form 10-K for the fiscal year ended December 31, 2004; and (ii) all Current Report on Form 8-K filed since the filing of its last Form 10-K.

4.   REGISTRATION RIGHTS

     Any shares of Common Stock issued to Payee pursuant to this Note shall have applicable to them the registration rights set forth in the Stock Purchase Agreement.

5.   MISCELLANEOUS

     5.1  Waiver

          The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless it is in writing and signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum amount permitted by applicable law, (a no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note.

          Maker acknowledges that this Note and Maker's obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable. To the extent permitted by applicable law, Maker hereby absolutely, unconditionally and irrevocably forever waives any and all right to assert any defense, set-off, off-set, counterclaim, cross-claim, or claim of any nature whatsoever with respect to this Note or Maker's obligations hereunder.

     5.2  Notices

          Any notice or communication to be given hereunder by any party, to the other party shall be in writing and shall be deemed to have been given when personally delivered, or one day after the date sent by recognized overnight courier or transmitted by facsimile, which transmission by facsimile has been confirmed or 3 (three) days after the date sent by registered or certified mail, postage prepaid, as follows:

          If to Maker, addressed to it at:

          Phase III Medical, Inc.
          330 South Service Road
          Suite 120
          Melville, NY 11747
          Attn:  Mark Weinreb, President and CEO
          Facsimile Number: (631) 574 4956

          If to Payee, addressed to:

          Name:    Catherine M. Vaczy
          Address: 140 East 28th Street
                   Apartment No. 11C
                   New York, New York  10016

          Or persons or addresses as may be designated in writing by the party to receive such notice.

     5.3  Severability

          If any provision of this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     5.4  Governing Law.

          This Promissory Note will be governed by the laws of the State of New York without regard to conflicts of laws principles.


     5.5  Assignment; Parties in Interest

          This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Maker, without the express prior written consent of Payee, and this Note will inure to the benefit of Payee and his heirs, estates, representatives, administrators, successors and assigns.

     5.6  Section Headings, Construction

          The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Note unless otherwise specified.

          All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words "hereof" and "hereunder" and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

     5.7  Savings Clause

          If, at any time, the rate of interest under this Note shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by the laws of any applicable jurisdiction or the rules or regulations of any regulatory authority or agency, then during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal or, if all principal has been paid, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be promptly refunded to Maker.

     5.8  Waiver of Jury Trial

          MAKER AND PAYEE EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, IT BEING AGREED THAT ALL SUCH TRIALS SHALL BE CONDUCTED SOLELY BY A JUDGE. MAKER AND PAYEE EACH CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF EITHER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. MAKER AND PAYEE EACH AGREE AND ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS NOTE OR BEEN ADVISED THAT IT SHOULD BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS NOTE. IF MAKER OR PAYEE HAS DECIDED NOT TO BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS NOTE, IT IRREVOCABLY AND FOREVER WAIVES ANY AND ALL DEFENSES OR RIGHTS ARISING OUT OF OR RELATED TO SAID DECISION.


     IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.



                                    PHASE III MEDICAL, INC.



                                    By:/s/ Mark Weinreb
                                       -----------------------------------------
                                    Name:  Mark Weinreb
                                    Title: President and Chief Executive Officer

Accepted and agreed to:

   /s/ Catherine M. Vaczy
------------------------------
Payee: Catherine M. Vaczy

                                                                    Exhibit 10.3


                             PHASE III MEDICAL, INC.
                             330 South Service Road
                                    Suite 120
                            Melville, New York 11747
                                  631.574.4955


April 20, 2005

Ms. Catherine M. Vaczy
140 East 28th Street
Apartment #11C
New York, New York  10016

Dear Ms. Vaczy:

     We are pleased to extend to you an invitation to become the Executive Vice President and General Counsel ("General Counsel") of Phase III Medical, Inc. (the "Company").

     As you know, the Company is a public company that, among other things, provides capital and guidance to companies, within the medical sector, in exchange for revenues, royalties and other contractual rights known as "royalty interests," that entitle it to receive a portion of revenue from the sale of pharmaceuticals, medical devices and biotechnology products. As General Counsel, you will be responsible for overseeing the Company's legal affairs, including general corporate matters and compliance, preparing contracts relating to various aspects of the Company's business and operations and assisting the Company in reviewing and evaluating business, scientific and medical opportunities, and for other discussions and meetings that may arise during the normal course of the Company conducting its business. You shall report to the Chief Executive Officer ("CEO").

     We acknowledge that on or about the date of this Letter Agreement, you have accepted a Promissory Note (the "Promissory Note") from us in the amount of $100,000 and purchased shares of our common stock, $.001 par value (the "Common Stock") pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement").

     This Letter Agreement shall be effective as of April 20, 2005 (the "Commencement Date") and shall continue for a period of three (3) years from the Commencement Date, unless earlier terminated as provided hereunder (the "Term"). For all services rendered by you in any capacity hereunder during the Term, you shall be entitled to an annual salary of $155,000 during the first year of the Term, a minimum annual salary of $170,500 during the second year of the Term, and a minimum annual salary of $187,550 during the third year of the Term, payable within normal payroll practices for executives of the Company. You have agreed that from the Commencement Date until the 90th day thereafter (the "Initial 90 Day Period"), your salary will be paid to you at a rate of 50% of the annual rate and accrue as to the remainder. At the end of the Initial 90 Day Period, and at the end of each additional 90 day period thereafter, we will discuss in good faith whether or not to continue to accrue at the rate of 50% your salary. At such time we will also discuss in good faith provision for payment to you of all accrued salary. Such payment of accrued salary may be made in cash, or, upon mutual agreement, shares of Common Stock. Any shares of Common Stock issued to you in payment of accrued salary shall have a per share price (the "Price") equal to the average closing price of one share of Common Stock on the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board (the "Bulletin Board") (or other similar exchange or association on which the Common Stock is then listed or quoted) for the five (5) consecutive trading days immediately preceding the date of issue of such shares; provided, however, that if the Common Stock is not then quoted on the Bulletin Board or otherwise listed or quoted on an exchange or association, the Price shall be the fair market value of one share of Common Stock as of the date of issue as determined in good faith by the Board of Directors of the Company. The number of shares of Common Stock for any issuance in payment of accrued salary shall be equal to the quotient of the amount of the accrued salary divided by the Price. The shares issued will be subject to a one-year lock of up as of the date of each grant and shall be registered with the Securities and Exchange Commission on a Registration Statement on Form S-8.

     Your employment with the Company shall automatically terminate upon your death or Disability (as defined below). The Company may terminate your employment prior to the end of the Term with or without Cause (as defined below) immediately upon written notice to you. You may terminate your employment upon thirty (30) days' prior written notice to the Company. For purposes of this Letter Agreement, the terms set forth below shall have the meanings ascribed to them below:

     "Cause" shall mean (i) willful engaging by you in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; (ii) your refusal to attempt to perform your obligations under this Letter Agreement (other than resulting from illness or incapacity) which is materially and demonstrably injurious to the Company which is not cured to the reasonable satisfaction of the Company within fifteen (15) business days after notice thereof; (iii) your conviction of, or entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; or (iv) material breach by you of any of your agreements in this Letter Agreement which is not cured to the reasonable satisfaction of the Company within fifteen (15) business days after notice thereof.

     "Disability" shall mean your inability to perform the essential functions of your duties and responsibilities to the Company by reason of a physical or mental disability or infirmity, which inability has continued for a period of more than six (6) consecutive months, or for a period aggregating more than six
(6) months, whether or not continuous, during any nine (9) month period.

     "Good Reason" shall mean (i) the Company's reassignment of your base of operations outside of the New York metropolitan area without your consent, (ii) the material reduction by the Company of your duties during the Term, (iii) the Company's material breach of the Company's obligations under this Letter Agreement or the Promissory Note or Stock Purchase Agreement, (iv) the Company not continuing to retain you as General Counsel during the Term, (v) your ceasing to report to the CEO of the Company, or (vi) the departure of Mark Weinreb as an executive officer of the Company.

     In the event your employment is terminated prior to the end of the Term due to your death or Disability, by the Company with or without Cause or upon your resignation from your position as General Counsel for any reason, earned but unpaid cash compensation, including any accrued salary, and unreimbursed expenses due as of the date of such termination (the "Employment Termination Date") shall be payable in full. In addition, in the event your employment is terminated prior to the end of the Term for any of the reasons identified in the preceding sentence other than by the Company with Cause or you without Good Reason, you or your executor of your last will or the duly authorized administrator of your estate, as applicable, will be entitled (i) in the event the Employment Termination Date is after April 20, 2006, to receive severance payments equal to your then one year's salary, paid in accordance with the Company's standard payroll practices for executives of the Company and (ii) in the event the Employment Termination Date is before April 20, 2006 but after October 20, 2005, to receive severance payments equal to one-sixth of your then one year's salary, paid in accordance with the Company's standard payroll practices for executives of the Company. In addition, in the event your employment is terminated prior to the end of the Term by the Company without Cause or by you for Good Reason, the Option (as defined below) shall vest and become immediately exercisable in its entirety and remain exercisable in accordance with its terms. No other payments shall be made, nor benefits provided, by the Company in connection with the termination of employment prior to the end of the Term, except as otherwise required by law.

     The Company shall pay or reimburse you for all reasonable travel or other expenses (including, without limitation, digital subscriber line (DSL), car (at $750 per month), cell phone, professional licenses and health insurance expenses) incurred by you in connection with the performance of your duties and obligations under this Letter Agreement, subject to your presentation of appropriate vouchers in accordance with such procedures as the Company may from time to time establish (including any procedures established to preserve any deductions for Federal income taxation purposes to which the Company may be entitled). We will also pay to your counsel reasonable legal fees incurred by you in connection with the negotiation and preparation of this Letter Agreement, the Incentive Stock Option Agreement representing the Option (as defined below), the Promissory Note and the Stock Purchase Agreement, not expected to exceed $2,000,. You shall also be eligible to participate in any incentive and employee benefit plans or programs which may be offered by the Company and in all other plans in which the Company executives participate and shall be entitled to vacations in accordance with the policy of the Company with respect to its senior management, in effect from time to time.

     The Company shall indemnify you and hold you harmless from and against any claim, liability and expense (including, without limitation, reasonable attorney fees) made against or incurred by you in connection with your employment by the Company, in a manner and to an extent that is not less favorable to you as the indemnification protection that is afforded by the Company to any other senior officer or director and that is consistent with industry custom and standards.

     On the  Commencement  Date,  you shall be  granted  an  option to  purchase
150,000 shares of Common Stock (the "Option") pursuant to the 2003 Equity Participation Plan (the "2003 EPP"). The Option shall be an Incentive Stock Option pursuant to Section 422 of the Internal Revenue Code of 1986, as amended and shall be represented by the Incentive Stock Option Agreement attached hereto as Exhibit A. The Option shall have an exercise price equal to $.10 per share and shall vest and become exercisable as to 50,000 shares on each of the first, second and third year anniversaries of the Commencement Date and shall remain exercisable as to any vested portion thereof in accordance with the terms of the 2003 EPP and the Incentive Stock Option Agreement. In addition, at the discretion of the Board of Directors (or its applicable committee), you shall be entitled to receive further grants of stock options, subject to the terms of the 2003 EPP.

     All payments provided for under this Letter Agreement shall be paid in cash from the general funds of the Company. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, you shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments.

     You acknowledge that, as General Counsel, you will have access to the Company's confidential information and that all confidential information shall be and remain the sole property of the Company and that you will not at any time, now or in the future, disclose, disseminate or otherwise make public any of the confidential information, except as your duties as an employee of the Company require, without the express written permission of the Company. This obligation of confidentiality shall not apply to confidential information that otherwise becomes generally known to the public through no act of yours in breach of this Letter Agreement or any other party in violation of an existing confidentiality agreement with the Company or which is required to be disclosed by court order or applicable law.

     You acknowledge and agree that your services pursuant to this Letter Agreement are unique and extraordinary; that the Company will be dependent upon you for business and legal expertise; and that you will have access to and control of confidential information of the Company. You further acknowledge that the business of the Company is international in scope and cannot be confined to any particular geographic area. You further acknowledge that the scope and duration of the restrictions set forth in this paragraph are reasonable in light of the specific nature and duration of the transactions contemplated by this Letter Agreement. For the foregoing reasons and to induce the Company to enter this Letter Agreement, you covenant and agree that during the Term and, providing you are receiving severance payments hereunder, the period beginning at the end of the Term and ending one (1) year after the end of the Term, you shall not unless with written consent of the Company:

     (i) engage in any business directly related to the business of providing capital and guidance to companies within the medical, pharmaceutical and biotechnology sector, or in any other business conducted by the Company during the Term (collectively, the "Prohibited Activity") in the world for your own account; provided, that it is understood and acknowledged that your acting as a General Counsel to a company in the medical, pharmaceutical or biotechnology sector shall not constitute a Prohibited Activity hereunder;

     (ii) become interested in any individual, corporation, partnership or other business entity (a "Person") engaged in any Prohibited Activity in the world, directly or indirectly, as an individual, partner, shareholder, officer, director, principal, agent, employee, trustee, consultant or in any other relationship or capacity; provided, however, that you may own directly or indirectly, solely as an investment, securities of any Person which are traded on any national securities exchange if you (x) are not a controlling person of, or a member of a group which controls, such person or (y) do not, directly or indirectly, own 5% or more of any class of securities of such person; or

     (iii) directly or indirectly hire, employ or retain any person who at any time during the last twelve (12) months of the Term was an employee of the Company or directly or indirectly solicit, entice, induce or encourage any such person to become employed by any other person.

     You hereby acknowledge that the covenants and agreements contained in the immediately preceding paragraph are reasonable and valid in all respects and that the Company is entering into this Letter Agreement on such acknowledgment. If you breach, or threaten to commit a breach, of any of the restrictive covenants set forth in this Letter Agreement (the "Restrictive Covenants"), the Company shall have the following rights and remedies, each of which rights and remedies shall be independent of the other and severally enforceable, and all of which rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity: (i) the right and remedy to have the Restrictive Covenants specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; and (ii) the right and remedy to require you to account for and pay over to the Company such damages as are recoverable at law as the result of any transactions constituting a breach of any of the Restrictive Covenants.

     You hereby represent and warrant that (i) you have the legal capacity to execute and perform this Letter Agreement, (ii) this Letter Agreement is a valid and binding agreement enforceable against you according to its terms, (iii) the execution and performance of this Letter Agreement does not violate the terms of any existing agreement or understanding to which you are a party or by which you may be bound and (iv) you have, and will, maintain during the Term, all requisite licenses, permits and approvals necessary to perform the duties of General Counsel set forth herein.

     This Letter Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law principles thereof. Any claim, controversy or dispute between the parties hereto, arising out of, relating to, or in connection with this Letter Agreement or any aspect of your services to the Company hereunder, including but not limited to the termination of this Letter Agreement and any and all claims in tort or contract, shall be submitted to arbitration in Melville, New York, pursuant to the American Arbitration Association ("AAA") National Arbitration Rules for the Resolution of Employment Disputes. This provision shall apply to claims against the Company and/or its affiliates and their respective current or former employees, agents, managers, officers and/or directors. Any issue about whether a claim is covered by this Letter Agreement shall be determined by the arbitrator. There shall be one arbitrator, who (a) shall be chosen from a panel provided by the AAA and who shall apply the substantive law of the State of New York, (b) may award injunctive relief or any other remedy available from a judge, including attorney fees and costs to the prevailing party, and (c) shall not have the power to award punitive damages. Judicial review of the arbitrator's award shall be strictly limited to the issue of whether said award was obtained through fraud, corruption or misconduct.

     This Letter Agreement shall be binding upon, and shall inure to the benefit of, the Company and you and its and your respective permitted successors, assigns, heirs, beneficiaries and representatives. This Letter Agreement is personal to you and may not be assigned by you without the prior written consent of the Company. Any attempted assignment in violation of this paragraph shall be null and void. This Letter Agreement shall constitute the entire agreement among the parties with respect to the matters covered hereby and shall supersede all previous written, oral or implied understandings among them with respect to such matters.

     We are excited about your involvement with the Company and look forward to a long and mutually rewarding scientific and business relationship.

     For our records, I would appreciate your countersigning the attached copy of this Letter Agreement and returning the same to me at your earliest convenience.

                                               Sincerely,

                                               PHASE III MEDICAL, INC.

                                            By:/s/ Mark Weinreb
                                               ---------------------------------
                                                   Mark Weinreb, President & CEO

Accepted and agreed to:

/s/ Catherine M. Vaczy
---------------------------
    Catherine M. Vaczy

                                                                    Exhibit 10.4


                             Stock Option Agreement



     STOCK  OPTION  AGREEMENT,  made  as of the  20th  day of  April  2005  (the
"Agreement"), between PHASE III MEDICAL, INC., a Delaware corporation (the "Company"), and Catherine M. Vaczy (the "Optionee").

     WHEREAS, the Company has adopted the 2003 Equity Participation Plan (the "Plan").

     WHEREAS, concurrently herewith, the Company and the Optionee are entering into an Employment Agreement of even date pursuant to which the Company has agreed to grant to the Optionee an option to purchase Common Shares of the Company pursuant to the Plan.

     NOW, THEREFORE, in consideration of the foregoing, the Company hereby grants to the Optionee the right and option to purchase Common Shares under and pursuant to the terms and conditions of the Plan and upon and subject to the following terms and conditions:

     1. GRANT OF OPTION. The Company hereby grants to the Optionee the right and option (the "Option") to purchase up to 150,000 Common Shares of the Company (the "Option Shares") on the terms set forth herein during the period commencing on the date hereof and terminating at 5:00 P.M. on April 19, 2015 (the "Expiration Date"). The Option shall vest and become exercisable as to 50,000 Common Shares on each of April 20, 2006, April 20, 2007 and April 20, 2008.

     2. NATURE OF OPTION.  The Option is intended  to meet the  requirements  of
Section 422 of the Internal Revenue Code of 1986, as amended, relating to "incentive stock options".

     3. EXERCISE PRICE. The exercise price of each of the Option Shares shall be $.10 (the "Exercise Price"). The Company shall pay all original issue or transfer taxes on the exercise of the Option.

     4. EXERCISE OF OPTIONS. The Option shall be exercised in accordance with the provisions of the Plan. To the extent permitted by the Plan, the Optionee may elect to have the Company reduce the number of shares otherwise issuable to him upon exercise of the Option by a number of shares having a fair market value (determined in accordance with the provisions of the Plan) equal to the Exercise Price of the Option being exercised (a "Net Exercise"). As soon as practicable after the receipt of notice of exercise and payment of the Option Price as provided for in the Plan, or upon a Net Exercise, the Company shall tender to the Optionee certificates issued in the Optionee's name evidencing the number of Option Shares covered thereby.

     5. TERMINATION OF SERVICE. The Option shall remain exercisable until the Expiration Date notwithstanding any termination or cessation of service with the Company for any reason whatsoever.

     6. INCORPORATION BY REFERENCE. The terms and conditions of the Plan are hereby incorporated by reference and made a part hereof.

     7. NOTICES. Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by registered or certified mail, return receipt requested, addressed to the Company, 330 South Service Road, Suite 120, Melville, New York 11747, Attention: President and to the Optionee at the address indicated below. Notices shall be deemed to have been given on the date of hand delivery or mailing, except notices of change of address, which shall be deemed to have been given when received.

     8. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns.

     9. ENTIRE AGREEMENT. This Agreement, together with the Plan, contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be modified only by an instrument executed by the party sought to be charged.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                                     PHASE III MEDICAL, INC.

                                                  By:/s/ Mark Weinreb
                                                     ---------------------------
                                                         Mark Weinreb
                                                         President and CEO



                                                     Signature of Optionee

                                                     /s/ Catherine M. Vaczy
                                                     ---------------------------
                                                         Catherine M. Vaczy

                                                     Name of Optionee:

                                                     Catherine M. Vaczy


                                                     Address of Optionee:

                                                     140 East 28th Street
                                                     Apartment #11C
                                                     New York, New York  10016

                                                                    Exhibit 99.1


                               [Graphic omitted]


                                                           FOR IMMEDIATE RELEASE
                                                           ---------------------


                PHASE III MEDICAL APPOINTS CATHERINE M. VACZY AS
                  EXECUTIVE VICE PRESIDENT AND GENERAL COUNSEL

   Seasoned Life Sciences Professional Strengthens Management Team by Bringing
                     Valuable Legal and Business Experience

     MELVILLE, N.Y., April 25, 2005 -- Phase III Medical, Inc. (OTCBB:PHSM), an innovative business that provides capital and guidance to companies in multiple sectors of the healthcare and life science industries, announced today that it has appointed Catherine M. Vaczy, Esq. to serve as Executive Vice President and General Counsel. Ms. Vaczy will be an integral member of the management team, responsible for overseeing the Company's legal affairs as well as assisting the Company in reviewing and evaluating business, scientific and medical opportunities. She also has made an investment in the Company.

Prior to joining the Company, Ms. Vaczy, 43, was Vice President and Associate General Counsel of ImClone Systems Incorporated, a publicly traded company developing a portfolio of targeted biologic treatments to address the medical needs of patients with a variety of cancers. While at ImClone, Ms. Vaczy served as a key advisor in the day-to-day operation of the company and helped forge a number of important strategic alliances, including a $1 billion co-development agreement for Erbitux(R), the company's targeted therapy currently approved for the treatment of metastatic colorectal cancer. Prior to this, Ms. Vaczy served as a corporate attorney advising clients in the life science industries at the New York City law firm of Ross & Hardies.

Mark Weinreb, President and CEO of Phase III Medical, said, "We are very pleased to have the good fortune of attracting an executive of Catherine's caliber. Her extensive experience working with companies operating in the healthcare and life science industries will be invaluable to our operations and will enhance the depth of guidance we provide to our clients to help them achieve rapid commercialization and revenue generation."

Said Catherine Vaczy, "I am delighted to have the opportunity to join a management team as dynamic and creative as the team at Phase III and to be a part of their exciting new approach to opportunities in the healthcare industry."

About Phase III Medical

Phase III Medical (OTCBB:PHSM), a Delaware corporation, is an innovative, publicly traded company positioned to capitalize on growth in multiple sectors of the healthcare and life sciences industry by providing capital and guidance in return for a percentage of revenues, royalty fees, licensing fees, and other product sales of the medical company. Phase III seeks to partner with and provide funds to medical companies with substantial potential or existing revenues, which are seeking $250,000 to $2 million to complete late-stage product development, fund marketing efforts, fund geographic expansion or pursue follow-on licensing arrangements with larger distributors.

                                 ***************

Certain statements in this press release constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements concerning developments in the medical field and growth prospects for the Company. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of Phase III Medical, Inc. ("the Company"), or industry results, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. The Company's future operating results are dependent upon many factors, including but not limited to the Company's ability to: (i) obtain sufficient capital or a strategic business arrangement to fund its expansion plans; (ii) build the management and human resources and infrastructure necessary to support the growth of its business; (iii) competitive factors and developments beyond the Company's control; and (iv) other risk factors discussed in the Company's periodic filings with the Securities and Exchange Commission which are available for review at www.sec.gov under "Search for Company Filings."


CONTACT
Mark Weinreb
President & CEO
Tel: (631) 574-4955
Fax: (631) 574-4956
E-mail:  mweinreb@phase3med.com